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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 12, 2002
                           --------------------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775
                                     -------

                          TIMCO Aviation Services, Inc.
                          -----------------------------

             (Exact Name Of Registrant As Specified In Its Charter)

              Delaware                                     65-0665658
 ------------------------------------          ---------------------------------
   (State Or Other Jurisdiction Of             (IRS Employer Identification No.)
   Incorporation Or Organization)


                                 623 Radar Road
                             Greensboro, N.C. 27410
                           --------------------------

                    (Address Of Principal Executive Offices)


                              (336) 668-4410 x 3061
                           --------------------------

                         (Registrant's Telephone Number,
                              Including Area Code)


                             Aviation Sales Company
                           --------------------------

                         (Former Name Or Former Address,
                          If Changed Since Last Report)


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The registrant's Form 8-K dated June 6, 2002 is hereby amended in its entirety to read as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


TIMCO Aviation Services, Inc. (the "Company") has elected, effective June 12, 2002, to engage KPMG LLP as its independent auditors to audit the Company's consolidated financial statements for the year ending December 31, 2002. KPMG LLP will commence its engagement with the review of TIMCO's financial statements for the fiscal second quarter ended June 30, 2002. The decision to dismiss Arthur Andersen LLP ("Arthur Andersen"), effective June 12, 2002, the Company's prior independent auditors, and to retain KPMG as the Company's independent auditor was made by the Audit Committee of the Board of Directors.

The Company's auditors for the last two years have been Arthur Andersen. Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 contained a going concern modification, but did not otherwise contain an adverse opinion or disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1) (v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 12, 2002, stating its agreement with Paragraphs 2 and 3 of this
Item 4. The Company has made reasonable efforts to obtain a letter from Arthur Andersen with respect to its agreement or disagreement with Paragraph 1 of this
Item 4. However, the Company has been advised by representatives of Arthur Andersen that they are no longer issuing letters with respect to these issues.

During the two most recent fiscal years ended December 31, 2001 and 2000 and through the date of this Current Report on Form 8-K, the Company has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit No.       Description

Exhibit 16.1 Letter from Arthur Andersen LLP to the US Securities and Exchange Commission dated June 12, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 10th day of September, 2002.


                                             TIMCO AVIATION SERVICES, INC.

                                             /s/ C. Robert Campbell

                                             C. Robert Campbell
                                             Executive Vice President and CFO




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                                  EXHIBIT INDEX

Exhibit No.       Description

16.1 Letter from Arthur Andersen LLP to the US Securities and Exchange Commission dated June 12, 2002